Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 27, 2026	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Record Third Quarter 2026 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended September 30, 2026. The Company reported a quarterly net income of $15.42 million, or $0.81 per diluted common share, for the quarter ended September 30, 2026.  Net income for the nine months ended September 30, 2026, reached a record $49.96 million, with diluted earnings per common share of $2.63.

The Company also declared a quarterly cash dividend to common shareholders of thirty-three cents, $0.33, per common share. The quarterly dividend is payable to common shareholders of record on November 13, 2026, and is expected to be paid on November 27, 2026. This year marks the 41st consecutive year of regular dividends to common shareholders.

Third Quarter 2026 Highlights

Income Statement

o

Net income for the third quarter of 2026 increased $3.16 million, or 25.74%, to $15.42 million, compared with $12.27 million for the third quarter of 2025.  For the first nine months of 2026, net income reached a record $49.96 million, surpassing the previous nine-month record of $40.61 million reported in 2021 and increasing $13.63 million compared with the first nine months of 2025.

o

Excluding merger-related and other non-recurring items, adjusted net income for the third quarter of 2026 was $14.74 million, an increase of $1.84 million, or 14.23%, from the same period in 2025. For the first nine months of 2026, adjusted net income totaled $42.79 million, an increase of $5.82 million, or 15.76%, compared to the same time period of 2025.  Significant non-recurring pre-tax items during 2026 included a $10.38 million gain on the sale of the Company's stake in Bearing Insurance and merger-related costs of $2.31 million.

o	Net interest margin increased 3 basis points to 4.46% for the third quarter of 2026, compared with 4.43% for the third quarter of 2025. Net interest rate spread increased 10 basis points to 4.16%, contributing to a $4.62 million, or 14.72%, increase in tax-equivalent net interest income. The improvement was primarily driven by an increase in average earning assets and lower funding costs. Average earning assets increased $390.91 million, or 13.89%, contributing $4.56 million in additional interest income, while the cost of interest-bearing deposits declined 15 basis points.
o	Net interest income after provision for loan losses increased $3.89 million, or 12.42%, compared with September 30, 2025. The increase was primarily attributable to growth in average earning assets associated with the acquisition of Hometown Bancshares, completed in the first quarter of 2026.
o	Noninterest income increased $1.76 million, or 16.14%, compared to the same quarter of 2025, primarily reflecting a combined $1.61 million increase in other operating income and other service charges and fees. Noninterest expense increased $1.66 million, or 6.32%, over the same period, primarily due to increases in salaries and benefits of $955 thousand, or 6.66%, other operating expense of $471 thousand, or 13.95%, and amortization of intangibles of $401 thousand, or 92.61%.
o

Annualized return on average assets ("ROA") increased to 1.69% for the third quarter of 2026, compared with 1.53% for the same quarter of 2025.  Annualized return on average common equity ("ROE") increased to 11.23%, compared with 9.58% for the same period of 2025.

o	When adjusted for merger and non-recurring expenses, ROA was 1.62% for the third quarter of 2026 and ROE was 10.73%. Return on average tangible common equity was 15.32%.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.63 billion at September 30, 2026.
o

The Company's loan portfolio increased $162.66 million, or 7.03% from year-end 2025.  Excluding the Hometown acquisition, the loan portfolio decreased approximately $8.38 million, or 0.36%.  However, loan production for the third quarter of 2026 was $125.59 million, compared to $88.84 million for the same quarter in 2025, a 41.37% increase.

o	The allowance for credit losses increased $1.88 million in the third quarter of 2026 compared to December 31, 2025, primarily driven by the impact of the Hometown transaction. The allowance for credit losses to total loans was 1.32% on September 30, 2026, compared to 1.33% on December 31, 2025, and 1.36% on September 30, 2025.
o

The Company did not repurchase any common shares in the third quarter of 2026 or 2025. However, 504,652 common shares at a total cost of $20.33 million were repurchased during the first quarter of 2026.

o	Total non-performing assets declined $1.03 million, or 6.09%, compared to the same period of 2025, reflecting continued improvement in asset quality and the second consecutive quarterly decline.
o

Non-performing loans as a percentage of total loans improved to 0.64% on September 30, 2026, from 0.71% at September 30, 2025, a decrease of 7 basis points. Net charge-offs for the third quarter of 2026 totaled $696 thousand, or 0.11%, of annualized average loans, compared to $1.42 million, or 0.24%, of annualized average loans for the same period in 2025.  The year-over-year improvement was primarily attributable to $2.01 million of significant charge-offs recorded during the third quarter of 2025.

o	Book value per share on September 30, 2026, was $ 28.83, an increase of $1.53, or 5.60%, from year-end 2025.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 61 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2026. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.82 billion in combined assets as of September 30, 2026. The Company reported consolidated assets of $3.63 billion as of September 30, 2026. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except share and per share data)	2026	2026	2026	2025	2025	2026	2025
Interest income
Interest and fees on loans	$33,125	$32,638	$31,722	$31,232	$30,805	$97,485	$92,111
Interest on securities	2,167	2,106	2,198	1,221	1,050	6,471	3,317
Interest on deposits in banks	4,913	4,865	3,861	3,826	3,844	13,639	10,828
Total interest income	40,205	39,609	37,781	36,279	35,699	117,595	106,256
Interest expense
Interest on deposits	4,340	4,734	4,487	3,918	4,402	13,561	14,004
Total interest expense	4,340	4,734	4,487	3,918	4,402	13,561	14,004
Net interest income	35,865	34,875	33,294	32,361	31,297	104,034	92,252
Provision for credit losses	680	483	378	36	-	1,541	36
Net interest income after provision	35,185	34,392	32,916	32,325	31,297	102,493	92,216
Noninterest income	12,647	22,341	11,457	11,429	10,889	46,445	31,458
Noninterest expense	27,940	27,565	28,737	27,624	26,279	84,242	76,679
Income before income taxes	19,892	29,168	15,636	16,130	15,907	64,696	46,995
Income tax expense	4,469	6,655	3,609	3,665	3,641	14,733	10,666
Net income	$15,423	$22,513	$12,027	$12,465	$12,266	$49,963	$36,329
Earnings per common share
Basic	$0.82	$1.19	$0.64	$0.68	$0.67	$2.64	$1.98
Diluted	$0.81	$1.19	$0.63	$0.68	$0.67	$2.63	$1.97
Cash dividends per common share
Regular	0.33	0.31	0.31	0.31	0.31	0.95	0.93
Special cash dividend	-	-	-	1.00	-	-	2.07
Weighted average shares outstanding
Basic	18,910,756	18,879,907	18,925,478	18,315,268	18,314,865	18,905,327	18,311,661
Diluted	18,993,264	18,979,314	19,032,945	18,390,550	18,400,289	18,986,593	18,417,066
Performance ratios
Return on average assets	1.69%	2.49%	1.39%	1.53%	1.53%	1.86%	1.52%
Return on average common equity	11.23%	16.90%	9.29%	9.63%	9.58%	12.49%	9.64%
Return on average tangible common equity(1)	16.03%	24.39%	13.46%	13.80%	13.82%	17.98%	13.97%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2026	2026	2026	2025	2025	2026	2025
Noninterest income
Wealth management	$1,324	$1,399	$1,299	$1,181	$1,371	$4,022	$3,755
Service charges on deposits	4,719	4,431	4,185	4,292	4,520	13,335	12,476
Other service charges and fees	4,412	4,473	3,943	4,046	3,847	12,828	10,978
(Loss) gain on sale of securities	-	210	(2)	-	-	208	-
Other operating income(1)	2,192	11,828	2,032	1,911	1,151	16,052	4,249
Total noninterest income	$12,647	$22,341	$11,457	$11,429	$10,889	$46,445	$31,458
Noninterest expense
Salaries and employee benefits	$15,306	$15,127	$14,367	$14,398	$14,351	$44,800	$42,035
Occupancy expense	1,431	1,529	1,666	1,306	1,508	4,626	4,374
Furniture and equipment expense	1,650	1,576	1,573	1,484	1,502	4,799	4,664
Service fees	3,033	2,858	2,789	2,648	2,728	8,680	7,687
Advertising and public relations	1,122	922	873	923	939	2,917	3,148
Professional fees	305	324	238	240	293	867	1,025
Amortization of intangibles	834	841	846	433	433	2,521	1,483
FDIC premiums and assessments	412	408	415	360	362	1,235	1,085
Merger expense	-	-	2,310	2,125	787	2,310	787
Other operating expense	3,847	3,980	3,660	3,707	3,376	11,487	10,391
Total noninterest expense	$27,940	$27,565	$28,737	$27,624	$26,279	$84,242	$76,679

(1)	includes other operating income and expense items, such as the gain from the sale of Bearing Insurance.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except per share data)	2026	2026	2026	2025	2025	2026	2025
Adjusted Net Income	$15,423	$22,513	$12,027	$12,465	$12,266	$49,963	$36,329
Non-GAAP adjustments:
(Gain) loss on sale of securities	-	(210)	2	-	-	(208)	-
Merger expense	-	-	2,310	2,125	787	2,310	787
Gain on divestiture	-	(10,384)	-	-	-	(10,384)	-
Other items (1)	(902)	(77)	(216)	-	-	(1,195)	-
Total adjustments	(902)	(10,671)	2,096	2,125	787	(9,477)	787
Tax effect	(216)	(2,543)	457	434	152	(2,302)	152
Adjusted earnings, non-GAAP	$14,737	$14,385	$13,666	$14,156	$12,901	$42,788	$36,964

Adjusted diluted earnings per common share, non-GAAP	$0.78	$0.76	$0.72	$0.77	$0.70	$2.25	$2.01
Performance ratios, non-GAAP
Adjusted return on average assets	1.62%	1.59%	1.58%	1.74%	1.60%	1.60%	1.54%
Adjusted return on average common equity	10.73%	10.80%	10.56%	10.94%	10.08%	10.70%	9.81%
Adjusted return on average tangible common equity (2)	15.32%	15.58%	15.30%	15.67%	14.53%	15.40%	14.21%

(1)	Includes other non-recurring income and expense items, such as BOLI proceeds and the sale of bank property.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2026			2025
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
Assets
Earning assets
Loans(2)(3)	$2,459,077	$33,281	5.37%	$2,339,631	$30,897	5.24%
Securities available for sale	243,418	2,180	3.55%	130,187	1,070	3.26%
Interest-bearing deposits	501,771	4,913	3.88%	343,541	3,845	4.44%
Total earning assets	3,204,266	40,374	5.00%	2,813,359	35,812	5.05%
Other assets	409,121			377,244
Total assets	$3,613,387			$3,190,603

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$810,579	$292	0.14%	$657,223	$196	0.12%
Savings deposits	1,030,223	3,246	1.25%	895,925	3,225	1.43%
Time deposits	203,090	788	1.54%	213,601	981	1.82%
Total interest-bearing deposits	2,043,892	4,326	0.84%	1,766,749	4,402	0.99%
Borrowings
Federal funds purchased	-	-	-	-	-	-
Retail repurchase agreements	3,082	14	1.86%	1,159	-	0.06%
Total borrowings	3,082	14	1.86%	1,159	-	0.06%
Total interest-bearing liabilities	2,046,974	4,340	0.84%	1,767,908	4,402	0.99%
Noninterest-bearing demand deposits	965,545			868,489
Other liabilities	55,925			46,321
Total liabilities	3,068,444			2,682,718
Stockholders' equity	544,943			507,885
Total liabilities and stockholders' equity	$3,613,387			$3,190,603
Net interest income, FTE(1)		$36,034			$31,410
Net interest rate spread			4.16%			4.06%
Net interest margin, FTE(1)			4.46%			4.43%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $156 thousand and $405 thousand for the three months ended September 30, 2026,and 2025, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2026			2025
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,450,945	$97,931	5.34%	$2,366,151	$92,385	5.22%
Securities available for sale	248,350	6,521	3.51%	135,900	3,384	3.33%
Interest-bearing deposits	473,225	13,644	3.85%	324,625	10,828	4.46%
Total earning assets	3,172,520	118,096	4.98%	2,826,676	106,597	5.04%
Other assets	413,180			376,317
Total assets	$3,585,700			$3,202,993

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$808,799	$1,279	0.21%	$657,916	$554	0.11%
Savings deposits	1,018,583	9,602	1.26%	894,049	9,857	1.47%
Time deposits	210,513	2,644	1.68%	226,690	3,593	2.12%
Total interest-bearing deposits	2,037,895	13,525	0.89%	1,778,655	14,004	1.05%
Borrowings
Federal funds purchased	-	-	-	-	-	-
Retail repurchase agreements	2,882	36	1.69%	1,174	-	0.06%
Total borrowings	2,882	36	1.69%	1,174	-	0.06%
Total interest-bearing liabilities	2,040,777	13,561	0.89%	1,779,829	14,004	1.05%
Noninterest-bearing demand deposits	952,429			868,639
Other liabilities	57,653			50,547
Total liabilities	3,050,859			2,699,015
Stockholders' equity	534,841			503,978
Total liabilities and stockholders' equity	$3,585,700			$3,202,993
Net interest income, FTE(1)		$104,535			$92,593
Net interest rate spread			4.09%			3.99%
Net interest margin, FTE(1)			4.41%			4.38%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.02 million and $1.39 million for the nine months ended September 30, 2026, and 2025, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2026	2026	2026	2025	2025
Assets
Cash and cash equivalents	$502,348	$591,913	$600,299	$512,240	$427,705
Debt securities available for sale, at fair value	335,316	239,050	267,522	132,688	131,314
Loans held for investment, net of unearned income	2,477,419	2,459,746	2,456,029	2,314,755	2,331,305
Allowance for credit losses	(32,638)	(32,654)	(33,543)	(30,761)	(31,597)
Loans held for investment, net	2,444,781	2,427,092	2,422,486	2,283,994	2,299,708
Premises and equipment, net	50,132	50,161	50,204	47,560	47,522
Other real estate owned	66	52	-	-	264
Interest receivable	9,740	9,344	9,856	8,720	9,121
Goodwill	145,672	145,672	145,672	143,946	143,946
Other intangible assets	17,167	18,001	18,841	11,098	11,531
Other assets	128,457	126,435	130,067	119,397	118,502
Total assets	$3,633,679	$3,607,720	$3,644,947	$3,259,643	$3,189,613

Liabilities
Deposits
Noninterest-bearing	$974,259	$973,218	$959,555	$896,255	$865,554
Interest-bearing	2,054,625	2,043,373	2,104,832	1,789,074	1,765,039
Total deposits	3,028,884	3,016,591	3,064,387	2,685,329	2,630,593
Securities sold under agreements to repurchase	2,440	2,924	3,181	1,214	1,429
Interest, taxes, and other liabilities	57,085	49,105	55,985	72,553	46,866
Total liabilities	3,088,409	3,068,620	3,123,553	2,759,096	2,678,888

Stockholders' equity
Common stock	18,916	18,903	18,861	18,335	18,315
Additional paid-in capital	186,827	186,291	184,684	170,358	169,569
Retained earnings	351,285	342,103	325,439	319,368	330,895
Accumulated other comprehensive loss	(11,758)	(8,197)	(7,590)	(7,514)	(8,054)
Total stockholders' equity	545,270	539,100	521,394	500,547	510,725
Total liabilities and stockholders' equity	$3,633,679	$3,607,720	$3,644,947	$3,259,643	$3,189,613

Shares outstanding at period-end	18,916,116	18,902,628	18,861,295	18,334,787	18,314,905
Book value per common share	$28.83	$28.52	$27.64	$27.30	$27.89
Tangible book value per common share(1)	20.22	19.86	18.92	18.84	19.40

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2026	2026	2026	2025	2025
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$32,654	$33,543	$30,761	$31,597	$33,020
Allowance for credit losses - loan commitments	505	433	355	319	319
Total allowance for credit losses beginning of period	33,159	33,976	31,116	31,916	33,339
Adjustments to beginning balance:
Allowance for credit losses - loans - Hometown acquisition	-	-	3,213	-	-
Net Adjustments	-	-	3,213	-	-
Provision for credit losses:
Provision for credit losses - loans	680	411	300	-	-
Provision for credit losses - loan commitments	-	72	78	36	-
Total provision for credit losses - loans and loan commitments	680	483	378	36	-
Charge-offs	(1,254)	(1,804)	(1,379)	(1,527)	(2,015)
Recoveries	558	504	648	691	592
Net charge-offs	(696)	(1,300)	(731)	(836)	(1,423)
Balance at end of period:
Allowance for credit losses - loans	32,638	32,654	33,543	30,761	31,597
Allowance for credit losses - loan commitments	505	505	433	355	319
Ending balance	$33,143	$33,159	$33,976	$31,116	$31,916

Nonperforming Assets
Nonaccrual loans	$15,763	$16,816	$17,672	$13,941	$16,514
Accruing loans past due 90 days or more	45	280	30	212	125
Total nonperforming loans	15,808	17,096	17,702	14,153	16,639
OREO	66	52	-	-	264
Total nonperforming assets	$15,874	$17,148	$17,702	$14,153	$16,903

Additional Information
Total modified loans	$3,418	$3,435	$2,736	$2,442	$2,291

Asset Quality Ratios
Nonperforming loans to total loans	0.64%	0.70%	0.72%	0.61%	0.71%
Nonperforming assets to total assets	0.44%	0.48%	0.49%	0.43%	0.53%
Allowance for credit losses to nonperforming loans	206.47%	191.00%	189.49%	217.35%	189.90%
Allowance for credit losses to total loans	1.32%	1.33%	1.37%	1.33%	1.36%
Annualized net charge-offs to average loans	0.11%	0.21%	0.12%	0.14%	0.24%